CELGENE CORPORATION
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                                                                    Exhibit 23.1



                              Accountants' Consent









The Board of Directors
Celgene Corporation


We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.







                            /s/ KPMG Peat Marwick LLP
                             ------------------------
                                KPMG Peat Marwick LLP







Short Hills, NJ
November 4, 1997